                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 APRIL 28, 2000
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                              NEOTHERAPEUTICS, INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                    000-28782                 93-0979187
 (State or other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification Number)

           157 TECHNOLOGY DRIVE
            IRVINE, CALIFORNIA                                   92618
 (Address of principal executive offices)                      (Zip Code)

                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

On April 28, 2000, NeoTherapeutics, Inc. (the "Company") entered into a Securities Purchase Agreement with a Canadian financial institution for the issuance and sale of common stock and warrants for aggregate consideration of $7,000,000 (the "Agreement"). Pursuant to the Agreement, the Company issued and sold to the investors a total of 500,000 shares of the Company's common stock at a purchase price of $14.00 per share (the "Purchase Price"), and issued five-year warrants ("Warrants") to purchase a total of 125,000 shares of common stock at an exercise price of $17.50 per share.

In connection with this financing, the Company paid a finder's fee to an unrelated third party consisting of cash and warrants to purchase common stock of the Company.

ITEM 7.  EXHIBITS.

     Exhibits
     --------
      4.1           Securities Purchase Agreement dated as of April 28, 2000, by and between Registrant and Royal Canadian Growth Fund.

      4.2 Registration Rights Agreement dated as of April 28, 2000, by and among Registrant, Royal Canadian Growth Fund and Dlouhy
                    Investments Inc.

      4.3 Warrant issued by Registrant to Royal Canadian Growth Fund, dated as of May 1, 2000.

      4.4 Warrant issued by Registrant to Dlouhy Investments Inc., dated as of May 1, 2000.

      4.5 Letter Agreement dated as of May 1, 2000, by and between Registrant and Royal Canadian Growth Fund.

     99.1           Press Release dated May 2, 2000.


                                       2


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEOTHERAPEUTICS, INC.



Date:    May 24, 2000               By:      /s/ Samuel Gulko
                                             -------------------------
                                    Name:    Samuel Gulko
                                    Title:   Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibits
     --------
      4.1           Securities Purchase Agreement dated as of April 28, 2000, by and between Registrant and Royal Canadian Growth Fund.

      4.2 Registration Rights Agreement dated as of April 28, 2000, by and among Registrant, Royal Canadian Growth Fund and Dlouhy
                    Investments Inc.

      4.3 Warrant issued by Registrant to Royal Canadian Growth Fund, dated as of May 1, 2000.

      4.4 Warrant issued by Registrant to Dlouhy Investments Inc., dated as of May 1, 2000.

      4.5 Letter Agreement dated as of May 1, 2000, by and between Registrant and Royal Canadian Growth Fund.

     99.1           Press Release dated May 2, 2000.